SECURITIES AND EXCHANGE COMMISSION

                                               Washington, DC 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):April 1, 1997



                                          ONE PRICE CLOTHING STORES, INC.
                                     (Exact name of registrant as specified in
                                                   its charter)
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
Delaware                                    0-15385                             57-0779028
--------                                    -------                             ----------
(State or other                             Commission                          (IRS Employer
jurisdiction                                File Number)                        Identification
incorporation)                                                                  Number)
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                                     Highway 290 Commerce Park
                                          Duncan, SC 29334
                      (Address of principal executive offices; zip code)


               Registrant's telephone number, including area code: 864 433-8888



               (Former name or former address, if changed since last report)




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Item 5.  Other Events

         On April 1, 1997, One Price Clothing Stores, Inc., issued the attached Press Release, which press release is incorporated herein by reference.

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Item 7.   Financial Statements and Exhibits.

          (c)     Exhibits

                  20.  Press release dated April 1, 1997
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                                                     SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE PRICE CLOTHING STORES, INC.
 (Registrant)
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                                            By:                /s/ Stephen A. Feldman

                                            Name:             Stephen A. Feldman
                                            Title:            Executive Vice President &
                                                              Chief Financial Officer

                                            Date:             April 1, 1997

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